Exhibit (g)(2)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

BROWN BROTHERS HARRIMAN & COMPANY

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF February 2, 2009

Trust	Fund	Effective Date
Fidelity Advisor Series I	Fidelity Advisor Fifty Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Large Cap Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Mid Cap Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Value Strategies Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Energy Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Asia Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor International Capital Appreciation Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Value Leaders Fund	January 1, 2007
Fidelity Capital Trust	Fidelity Small Cap Independence Fund	January 1, 2007
Fidelity Capital Trust	Fidelity Stock Selector Fund	January 1, 2007
Fidelity Charles Street Trust	Fidelity Global Balanced Fund	June 29, 2007
Fidelity Commonwealth Trust	Fidelity Large Cap Stock Fund	January 1, 2007
Fidelity Commonwealth Trust	Fidelity Small Cap Stock Fund	January 1, 2007
Fidelity Congress Street Fund	Fidelity Congress Street Fund	January 1, 2007
Fidelity Contrafund	Fidelity Advisor New Insights Fund	January 1, 2007
Fidelity Contrafund	Fidelity Contrafund	January 1, 2007
Fidelity Devonshire Trust	Fidelity Real Estate Investment Portfolio	January 1, 2007
Fidelity Devonshire Trust	Fidelity Telecom and Utilities Fund	January 1, 2007
Fidelity Exchange Fund	Fidelity Exchange Fund	January 1, 2007
Fidelity Hastings Street Trust	Fidelity Growth Discovery Fund	January 1, 2007
Fidelity Investment Trust	Fidelity China Region Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Latin America Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Nordic Fund	January 1, 2007
Fidelity Puritan Trust	Fidelity Low-Priced Stock Fund	January 1, 2007
Fidelity Securities Fund	Fidelity Blue Chip Value Fund	January 1, 2007
Fidelity Select Portfolios	Air Transportation Portfolio	January 1, 2007
Fidelity Select Portfolios	Automotive Portfolio	January 1, 2007
Fidelity Select Portfolios	Banking Portfolio	January 1, 2007
Fidelity Select Portfolios	Biotechnology Portfolio	January 1, 2007
Fidelity Select Portfolios	Brokerage and Investment Management Portfolio	January 1, 2007
Fidelity Select Portfolios	Chemicals Portfolio	January 1, 2007
Fidelity Select Portfolios	Communications Equipment Portfolio	January 1, 2007
Fidelity Select Portfolios	Computers Portfolio	January 1, 2007
Fidelity Select Portfolios	Construction and Housing Portfolio	January 1, 2007
Fidelity Select Portfolios	Consumer Discretionary Portfolio	January 1, 2007
Fidelity Select Portfolios	Consumer Staples Portfolio	January 1, 2007
Fidelity Select Portfolios	Defense and Aerospace Portfolio	January 1, 2007
Fidelity Select Portfolios	Electronics Portfolio	January 1, 2007
Fidelity Select Portfolios	Energy Portfolio	January 1, 2007
Fidelity Select Portfolios	Energy Service Portfolio	January 1, 2007
Fidelity Select Portfolios	Environmental Portfolio	January 1, 2007
Fidelity Select Portfolios	Financial Services Portfolio	January 1, 2007
Fidelity Select Portfolios	Gold Portfolio	January 1, 2007
Fidelity Select Portfolios	Health Care Portfolio	January 1, 2007
Fidelity Select Portfolios	Home Finance Portfolio	January 1, 2007
Fidelity Select Portfolios	Industrial Equipment Portfolio	January 1, 2007
Fidelity Select Portfolios	Industrials Portfolio	January 1, 2007
Fidelity Select Portfolios	Insurance Portfolio	January 1, 2007
Fidelity Select Portfolios	IT Services Portfolio	January 1, 2007
Fidelity Select Portfolios	Leisure Portfolio	January 1, 2007
Fidelity Select Portfolios	Materials Portfolio	January 1, 2007
Fidelity Select Portfolios	Medical Delivery Portfolio	January 1, 2007
Fidelity Select Portfolios	Medical Equipment and Systems Portfolio	January 1, 2007
Fidelity Select Portfolios	Multimedia Portfolio	January 1, 2007
Fidelity Select Portfolios	Natural Gas Portfolio	January 1, 2007
Fidelity Select Portfolios	Natural Resources Portfolio	January 1, 2007
Fidelity Select Portfolios	Networking and Infrastructure Portfolio	January 1, 2007
Fidelity Select Portfolios	Paper and Forest Products Portfolio	January 1, 2007
Fidelity Select Portfolios	Pharmaceuticals Portfolio	January 1, 2007
Fidelity Select Portfolios	Retailing Portfolio	January 1, 2007
Fidelity Select Portfolios	Software and Computer Services Portfolio	January 1, 2007
Fidelity Select Portfolios	Technology Portfolio	January 1, 2007
Fidelity Select Portfolios	Telecommunications Portfolio	January 1, 2007
Fidelity Select Portfolios	Transportation Portfolio	January 1, 2007
Fidelity Select Portfolios	Utilities Portfolio	January 1, 2007
Fidelity Select Portfolios	Wireless Portfolio	January 1, 2007
Variable Insurance Products Fund II	Contrafund Portfolio	January 1, 2007
Variable Insurance Products Fund III	Mid Cap Portfolio	January 1, 2007
Variable Insurance Products Fund IV	International Capital Appreciation Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Value Leaders Portfolio	January 1, 2007

Notes: Name Changes

1. Fidelity Utilities Fund changed its name to Fidelity Telecom and Utilities Fund effective 1/16/2009.

2. Select Utilities Growth Portfolio changed its name to Select Utilities Portfolio effective 1/16/2009.

Each of the Investment Companies Listed on Appendix "A" Attached Hereto, on Behalf of each of Their Respective Portfolios	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Brown Brothers Harriman & Company

By: /s/Paul Murphy		By: /s/Patricia R. Fallon
Name: Paul Murphy		Name: Patricia R. Fallon
Title: Asst. Treasurer		Title: Managing Director